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                                                                EXHIBIT (23)-4





                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of Wisconsin Energy Corporation of our report dated February 8, 1995, appearing in Item 8 of the Annual Report on Form 10-K of Northern States Power Company (Minnesota) for the fiscal year ended December 31, 1996 (File No. 1-3034).




/s/Deloitte + Touche LLP
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DELOITTE + TOUCHE LLP

Minneapolis, Minnesota
March 27, 1997